股权质押协议

Equity Pledge Agreement

于 2018 年 8 月 20 日在中国深圳市签署

Signed in Shenzhen, China on August 20, 2018

甲方：质押人

Party A: Pledgor

1 江玉生，中国公民，身份证号码：340803197907242335

1 Jiang Yusheng, a Chinese citizen, ID No.: 340803197907242335

2 丁勇，中国公民，身份证号码：340802198110140823

2 Ding Yong, a Chinese citizen, ID No.: 340802198110140823

乙方：受质人

Party B: Pledgee

深圳云股汇科技有限公司系一家在深圳市注册登记的外商独资公司。

Shenzhen Yunguhui Technology Co., Ltd is an exclusively foreign-owned enterprise registered in Shenzhen.

鉴于：

Whereas:

1. 甲方包括安徽云股汇网络科技有限公司（以下简称：“云股汇公司’）的所有股东，这些股东合法持有云股汇公司的所有股份；甲方，共两人包括江玉生、丁勇在内作为本协议中共同一方。

1. Party A includes all shareholders of Anhui Yunguhui Network Technology Co., Ltd (hereinafter referred as “Yunguhui”) that lawfully hold all shares of Yunguhui; Party A, including the two persons Jiang Yusheng and Ding Yong, is a joint party to this agreement.

2. 乙方系一家依照中华人民国法律在中国境内登记成立并有效存续的外商独资公司。统一社会信用代码：91440300MA5F0JEN9B；注册地址：深圳市南山区招商街道南海大道以西鹏基时代创业园花样年美年广场 5 栋 B561。

2. Party B is a wholly foreign-owned enterprise registered in China and validly existing according to laws of the People's Republic of China, with unified social credit code 91440300MA5F0JEN9B and registered address at B561, NO. 5 Building, Fantasia MIC Plaza, Pengji Times Pioneer Park, West of Nanhai Avenue, Zhaoshang Sub-district, Nanshan District, Shenzhen.

3. 云股汇公司系一家依照中华人民国法律在中国境内登记成立并有效存续的企业，统一社会信用代码：91340800MA2NUMD160，注册地址：安徽省安庆市高新区皇冠路 8 号；

3. Yunguhui is an enterprise registered in China and validly existing according to laws of the People's Republic of China, with unified social credit code 91340800MA2NUMD160 and registered address at 8 Huangguan Road, High-tech Industry Development Zone, Anqing City, Anhui Province.

4. 乙方拟收购云股汇公司所有股权或资产。在完成该收购前，为保护乙方利益，甲方同意将其拥有的云股汇公司 100%股权质押给乙方；

4. Party B is to acquire all equity or assets of Yunguhui. Before completion of the acquisition, Party A agrees to pledge its 100% equity held in Yunguhui to Party B for protection of interests of Party B.

5. 乙方同意接受甲方的股权质押。

5. Party B agrees to accept the equity pledge of Party A.

依照中华人民共和国适用法律和法规，协议双方本着平等互利原则，通过友好协商达成以下条款以资遵守：

In accordance with applicable laws and regulations of the People's Republic of China and the principles of equality and mutual benefit, both parties have concluded the following agreement through friendly consultation:

第一条：担保义务

Article I Guarantee Obligation

质押的股权应保证有甲方和乙方参与的所有协议中赋予甲方的权利和利益。

It shall be guaranteed that the pledged equity includes all rights and interests under all agreements in which Party A and Party B are involved.

第二条：质押物

Article II Pledge

本协议所称的质押物为现由甲方持有的深圳云股汇公司的 100%股权及由此产生的合法收益。

The pledge herein refers to 100% equity currently held by Party A in Yunguhui as well as legitimate income generated by such equity.

第三条：担保义务的范围

Article III Scope of Guarantee Obligation

担保义务的范围是有甲方和乙方参与签署的所有协议中赋予甲方的权利和利益。

The obligation of guarantee covers rights and interests of Party A under all agreements signed by and between Party A and Party B.

第四条：质押流程和质押登记

Article IV Pledge Process and Registration

在本协议签署后 15 个工作日内，甲方应在安庆市工商管理局进行办理与质押股权有关的质押登记流程。

Within 15 working days after execution of this agreement, Party A shall handle the pledge registration process in relation to the pledged equity with AnQin Administration for Industry and Commerce.

第五条：质押股权的转让

Article V Pledged Equity Transfer

在本协议期间，未经乙方允许，甲方不得转让质押的股权。

Without permission of Party B, Party A is not allowed to transfer the pledged equity during the valid term of this agreement.

第六条：协议效力、修改和终止

Article VI Validity, Modification and Termination

1、本协议自甲乙双方盖章并经授权代表签署后生效；

1. This agreement shall become valid upon seal by Party A and Party B and signature by authorized representatives of both parties;

2、一旦协议生效后，除非协议双方同意，任何一方不得修改或终止本协议。在

双方协商后，任何修改或终止应以书面形式呈现。在双方书面同意修改或终止本协议前，本协议的条款仍对协议双方具有约束力。

2. Upon validation of this agreement, neither party is allowed to modify or terminate the agreement unless approved by both parties. After consultation between both parties, any modification or termination shall be made in writing. Provisions hereof shall be binding up both parties before modification or termination of the agreement is approved by both parties in writing.

第七条：适用法律

Article VII Applicable Laws

本协议的执行、效力、解释、和履行，及由本协议产生的争议的解决，均受中华人民共和国法律的管辖。

Conclusion, validity, interpretation and performance of this agreement, and resolution of disputes arising from this agreement, shall be governed by laws of the People's Republic of China.

第八条：违约责任

Article VIII Liability for Breach

一旦协议生效后，协议双方应各自履行协议约定的义务。如未能履行协议约定的义务，无论从单个或整体上，均应视为违约，违约方应赔偿因违约而造成的非违约方损失。

Both parties shall fulfill their respective obligations as agreed upon validation of this agreement. Any failure in fulfillment of obligations hereunder in part or in whole shall be deemed as breach of contract, and the breaching party shall compensate for losses of the non-breaching party caused by such breach.

第九条：争议解决

Article IX Dispute Resolution

因本协议理解或实施而产生的任何争端应首先通过友好协商解决。如果争议出现后30天内通过协商没有解决，任何一方均有权将争议提交给中国国际经济贸易仲裁委员会。仲裁地点是北京。仲裁裁决是最终结果并对双方具有约束力。

Any dispute arising from understanding or performance of this agreement shall firstly be solved through friendly consultation. If a dispute is not resolved through

consultation within 30 days after occurrence, either party has the right to submit the dispute to China International Economic and Trade Arbitration Commission. The place of arbitration is Beijing. The arbitration award shall be final and binding upon the parties.

第十条：可分性条款

Article X Severability

1、 由于法律和法规而导致本协议的任何某一条款无效或无法执行，则本条款无效，但不影响剩余其他条款的效力。

1. If any provisions hereof are held invalid or unenforceable according to laws and regulations, the provisions shall be invalid, but validity of other provisions hereof shall not be affected.

2、 在前述条款发生的情况下，协议双方应通过友好协商，尽快补充协议以取代无效条款。

2. Under the circumstance as described in the preceding clause, both parties shall timely supplement the agreement for substitution of the invalid provisions through friendly consultation.

第十一条：其他事项

Article XI Miscellaneous

1、本协议中的标题仅作参考之便，不影响本协议的理解、解释或条款的意义。

1. The headings hereof are for reference only, and shall not affect understanding and interpretation of this agreement or meaning of any provisions hereof.

2、本协议有中英两个版本,一式各5份。协议双方各执中英文原件各一份，其余文件以作完成相关程序之用。每份复印件均有同等法律效力。当中英两个版本产生冲突时，应以中文为准。

2. This agreement is made in five duplicates of Chinese and English versions respectively. The parties shall each hold one original of Chinese and English versions, and the remaining documents are for relevant procedures. The duplicates are equal in legal effect. In case of inconsistency between the Chinese and English versions, the Chinese version shall apply.

3、在签署后，协议双方执行本协议。

3. Both parties shall perform this agreement upon signature.

甲方：江玉生

Party A: 丁勇

日期：2018.08.20

Date:

乙方：深圳云股汇科技有限公司

Party B:

法定代表人：江玉生

Legal representative:

日期：2018.08.20

Date: